                                                                 Exhibit 10.6(a)

                           THE MONTANA POWER COMPANY

                                      and

                       PUGET SOUND POWER & LIGHT COMPANY

                                      and

                       THE WASHINGTON WATER POWER COMPANY

                                      and

                       PORTLAND GENERAL ELECTRIC COMPANY

                                      and

                         PACIFIC POWER & LIGHT COMPANY

                          COMMON FACILITIES AGREEMENT

                        COLSTRIP UNITS #1, #2, #3 and #4

                          COMMON FACILITIES AGREEMENT

                        COLSTRIP UNITS #1, #2, #3 AND #4

                               TABLE OF CONTENTS

                                     Index

                                                                            Page
                                                                            ----

 1.   Definitions ..........................................................  1
 2.   Term .................................................................  2
 3.   Allocation of Common Facilities ......................................  2
 4.   Addition or Deletion of Common Facilities.............................  2
 5.   Cost Allocations .....................................................  2
 6.   Operation of Common Facilities .......................................  3
 7.   Budget ...............................................................  3
 8.   Provisions for Additional Facilities .................................  4
 9.   Arbitration ..........................................................  5
10.   Waiver of Right to Partition .........................................  5
11.   Conveyance of Common Facilities ......................................  6
12.   Mutual Support .......................................................  6
13.   Miscellaneous ........................................................  7
      Exhibit A - Common Facilities
      Exhibit B - Common Facilities Lands
      Exhibit C - Colstrip Plants #l-#4 Buffer Zone

                          COMMON FACILITIES AGREEMENT

      This Agreement is made as of the 6th day of May, 1981, by and between the following parties: THE MONTANA POWER COMPANY, a Montana corporation ("Montana"), PUGET SOUND POWER & LIGHT COMPANY, a Washington corporation and PUGET COLSTRIP CONSTRUCTION COMPANY, a Washington Corporation (collectively, "Puget"), THE WASHINGTON WATER POWER COMPANY, a Washington corporation ("Water Power"), PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation ("Portland"), PACIFIC POWER & LIGHT COMPANY, a Maine corporation ("Pacific"), and BASIN ELECTRIC POWER COOPERATIVE, a North Dakota cooperative corporation ("Basin Electric").

1. DEFINITIONS.

      (a) The "#1 & #2 Owners Agreement" means the Construction and Ownership Agreement for Colstrip Units #1 and #2 entered into July 30, 1971.

      (b) The "#3 & #4 Owners Agreement" means the Ownership and Operation Agreement for Colstrip Units #3 and #4 entered into May 6, 1981.

      (c) "Committees" means the Owner's Committee provided for in the #1 & #2 Owners Agreement and the Committee provided for in the #3 & #4 Owners Agreement.

      (d) "Common Facilities" means all personal property listed on Exhibit A hereto and all real property described in Exhibit B hereto, either as modified, added to, or deleted from, from time to time in the manner provided in Section 4.

      (e) "Common Facilities Operator" means the Operator appointed under
Section 6(a) hereof.

      (f) "Owners" means Montana, Puget, Water Power, Portland, Pacific, and Basin Electric, and their successors and assigns.

      (g) "Prudent Utility Practice" at any particular time means either any of the practices, methods and acts engaged in or approved by a significant portion of the electrical utility industry prior thereto or any of the practices, methods or acts, which, in the exercise of reasonable judgment in the light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at the lowest reasonable cost consistent with reliability, safety and expedition. Prudent Utility Practice shall apply not only to functional parts of the Common Facilities, but also to appropriate structures, landscaping, painting, signs, lighting, other facilities and public relations programs, including recreational facilities, and any other programs or facilities, reasonably designed to promote public enjoyment, understanding and acceptance of the Projects. Prudent Utility Practice is not intended to be limited to the optimum practice, method or act, to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts. Prudent Utility Practice shall also include those practices, methods and acts that are required by applicable laws and final orders or regulations of regulatory agencies having jurisdiction.

2. TERM.

      This agreement shall be effective and binding when executed by Montana, Puget, Water Power, Portland and Pacific and shall be effective and binding as to Basin Electric only when executed by Basin Electric. This agreement shall continue until the first to end of (a) the term of the #1 & #2 Owners Agreement or (b) the term of the #3 & #4 Owners Agreement; provided, however, that section 10 hereof shall survive until the end of the term of both the #1 & #2 Owners Agreement and the #3 & #4 Owners Agreement.

3. ALLOCATION OF COMMON FACILITIES.

      Exhibit A to this agreement allocates the Common Facilities between Colstrip Units #1 and #2 and Colstrip Units #3 and #4. That portion of the Common Facilities allocated to Colstrip Units #1 and #2, is part of the Project, as that term is defined in the #1 & #2 Owners Agreement. That portion of the Common Facilities allocated to Colstrip Units #3 and #4 is part of the Project, as that term is defined in the #3 & #4 Owners Agreement.

4. ADDITION OR DELETION OF COMMON FACILITIES.

      Common Facilities may be modified, added to, or deleted from this agreement only with the approval of both Committees; provided, however, that no such action by the Committees shall be effective to divest any Owner of any interest in the Common Facilities or reduce such interest without the written consent of the Owner or Owners so affected.

5. COST ALLOCATIONS.

      The costs of construction, operation and maintenance of the Common Facilities shall be allocated between the Colstrip Units #1 and #2 and Colstrip Units #3 and #4 in the portion provided in Exhibit A to this agreement, as modified from time to time. A Committee may at any time propose to the Committees a revised method of allocating costs which it believes is more equitable than the initial allocation herein provided. Each Committee shall use every effort in good faith to agree on such revised method of allocating costs and shall proceed under Section 9 if such effort does not result in agreement.

6. OPERATION OF COMMON FACILITIES.

      (a) The Owners hereby appoint Montana, and Montana hereby accepts appointment, as the Common Facilities Operator. The Common Facilities Operator, as agent for and on behalf of the Owners, shall construct, operate and maintain the Common Facilities, hire all necessary personnel, and pay all construction, operation and maintenance expenses (including, but not limited to, labor payroll, materials and supplies), all in accordance with the #1 & #2 Owners Agreement and the #3 & #4 Owners Agreement, guidelines established from time to time by the Committees, and any applicable laws, regulations, orders, permits and licenses, now or hereafter in effect, of any governmental authority.

      (b) The Common Facilities Operator shall not assign, transfer or delegate, voluntarily or by operation of law, its responsibilities to any person without the written consent of the Committees. If the Common Facilities Operator is replaced as operator under the #3 & #4 Owners Agreement, it shall be removed as Common Facilities Operator hereunder and in such event the replacement operator under the #3 and #4 Owners Agreement shall be deemed to be the Common Facilities Operator under this Agreement, provided that no such replacement of Common Facilities Operator shall become effective earlier than the effective date of its substitution or replacement as operator under the #3 and #4 Owners Agreement unless:

      (i)   the existing Common Facilities Operator consents thereto; or

      (ii) an arbitrator shall find that the Common Facilities Operator is in material breach of its obligations as Common Facilities Operator.

The Common Facilities Operator removed shall be entitled to recover from the Owners an equitable amount to cover the cost impacts of such removal.

7. BUDGET

      (a) On or before September 1 of each year, the Common Facilities Operator shall submit to the Committees a budget of its estimate of costs of construction, operation and maintenance of the Common Facilities by calendar months for the operating year beginning January 1, next following. Such budget shall be subject to approval by the Committees which approval shall not unreasonably be withheld. The Committees shall approve such budget or a revised budget on or before November 1 in any such year. The budget will list the work force and expense therefor, materials, supplies, and other expenses associated with the normal maintenance program. Extraordinary items of maintenance will be detailed to set forth the cost of labor required beyond that available from the regular force and other expense which will be incurred. The Common Facilities Operator will submit budget revisions as may become necessary from time to time during any operating year which the Committees shall promptly consider and which shall similarly be subject to approval by the Committees. The budget will guide expenditures for construction, operation and maintenance purposes through the ensuing year, except as may be required in an emergency.

      (b) In the event of emergency or instances of unforeseen maintenance restricting use of the Common Facilities below that required by the Owners when repairs could be effected more rapidly by expenditure of overtime and other expediting costs, the Owners will be individually notified. Unless authorized by the Committees, the Owners desiring accelerated repairs will share pro rata, according to their respective ownerships, as determined from Exhibit A to this Agreement and the #1 & #2 Owners Agreement and the #3 & #4 Owners Agreement, the expediting costs expended to return the Common Facilities to the required operating level at an earlier date.

      (c) The Owners recognize that it will be necessary for continued operation of the Common Facilities, or to maintain them in operable condition, that the Common Facilities Operator be in a position to meet commitments for labor, repairs and replacements, materials and supplies, services and other expenses of a continuing nature in order that it may fulfill its obligations to the Owners as Common Facilities Operator under this Agreement. Accordingly, notwithstanding any of the provisions of this Section 7, the Common Facilities Operator, on behalf of the Owners, may make all expenditures in the normal course of business or in an emergency, all as the same are necessary for the proper and safe operation and maintenance of the Common Facilities. As soon as practicable after the making of any such expenditures, the Common Facilities Operator shall make a full report thereof to the Committees. The Common Facilities Operator shall take any action required by a final and binding order of any public authority having jurisdiction or in any emergency for the safety of the Common Facilities.

8. PROVISIONS FOR ADDITIONAL FACILITIES.

      (a) Each Owner shall have the right at its expense to install and operate on the Common Facilities land, facilities for its own system; provided, however, that the facilities of any Owner shall be so installed and operated as not to burden or unreasonably interfere with the ultimate full utilization of the land for Colstrip Units #1, #2, #3 and #4, or with the facilities off the other Owners or with the construction of additional generating units. In the event that an Owner proposes to install or operate facilities which would require the relocation of previously installed facilities of another Owner, or of the Common Facilities, but would otherwise meet the requirements of the preceding sentence, the Owner desiring to install or operate such facilities shall have the right to call for such relocation if it bears all direct and indirect costs of such relocation.

      (b) Each Owner releases all other Owners and their agents and employees from claims to profits, charges, rents, or benefits that may arise from use by any Owner of Common Facilities land pursuant to Section 8(a).

9. ARBITRATION.

      (a) Any controversies arising out of or relating to this Agreement, except those arising out of relating to Sections 3 and 4 hereof, which cannot be resolved through negotations between the Committees within thirty (30) days after inception of the matter in dispute shall, upon demand of either Committee, be submitted to an Arbitrator having demonstrated expertise in the matter submitted. If the Committees cannot mutually agree upon such Arbitrator, then upon petition of any Committee, such Arbitrator shall be appointed by the Superior Court of the State of Washington, in and for the County of Spokane. The arbitration shall be conducted in Spokane, Washington, pursuant to the Washington Arbitration Act, RCW Chapter 7.04 as the same may be amended from time to time. The Arbitrator shall render his decision in writing not later than thirty (30) days after the matter has been submitted to him, and such decision shall be conclusive and binding upon the Owners. The costs incurred by any arbitration proceedings shall be charged to costs of construction or cost of operation, whichever may be appropriate, all in accordance with the #1 & #2 Owners Agreement and the #3 & #4 Owners Agreement, provided that each Committee shall pay its own attorney's fees and costs of witnesses.

      (b) An Owner who disagrees with the Committees' resolution of any controversy arising out of Section 5 hereof within thirty (30) days after such Committee resolution of the matter in dispute may submit such matter to an Arbitrator pursuant to Section 9(a). All references to the "Committee" in
Section 9(a) shall be changed to "Owner" for purposes of application to this subsection.

10. WAIVER OF RIGHT TO PARTITION

      So long as the Common Facilities or any part thereof as originally constructed, reconstructed or added to are used or useful for the generation of electric power and energy, or to the end of the period permitted by applicable law, whichever first occurs, the Owners waive their right to partition of the Common Facilities whether by partition in kind or sale and division of the proceeds thereof, and agree that they will not resort to any action at law or in equity to partition and further waive the benefit of all laws that may now or hereafter authorize such partition of the properties comprising the Common Facilities. It is agreed this covenant shall be deemed to run with the land.

All instruments of conveyance which effect, evidence or vest each Owner's respective ownership interest in the Common Facilities shall contain this waiver of right to partition.

11. CONVEYANCE OF COMMON FACILITIES.

      Each Owner shall promptly take all action (including, but not limited to, obtaining all requisite authorizations) necessary for participation by such Owner in the ownership, construction, operation and maintenance of the Common Facilities. Each Owner shall promptly take such action (including, but not limited to, the execution, acknowledgment, delivery and recordation of instruments of conveyance) as may reasonably be requested by any other Owner to effect, evidence or vest each Owner's respective interests in the Common Facilities; provided, however, that Montana and Puget shall not be obligated to convey an interest in the Common Facilities prior to January 1, 1984.

12. MUTUAL SUPPORT.

      (a) Montana and Puget now own and may hereafter acquire certain land near Colstrip, Montana, within the boundaries shown on Exhibit C to this Agreement, for use in connection with Colstrip Units #1 and #2 (the "1 & 2 Lands"). Montana and Puget shall grant to the Owners such easements, licenses and other rights in the 1 & 2 Lands as may be reasonably necessary for the effective and efficient construction, operation and maintenance of Colstrip Units #3 and #4 and related improvements (including, but not limited to, substations, transmission lines, ponds and utilities, but excluding residential housing); provided that such rights and the exercise thereof shall not materially interfere with the construction, operation and maintenance of Colstrip Units #1 and #2 and related improvements (including, but not limited to, substations, transmission lines, ponds, utilities and existing residential housing). Any such grant may be for such compensation (not in excess of Montana's and Puget's costs which are equitably allocable to the rights granted) and subject to such reservations, restrictions, conditions and other provisions as may reasonably be required by Montana and Puget.

      (b) The Owners now own and may hereafter acquire certain land near Colstrip, Montana, within the boundaries shown on Exhibit C to this Agreement, for use in connection with Colstrip Units #3 and #4 (the "3 & 4 Lands"). The Owners shall grant to Puget and Montana such easements, licenses and other rights in the 3 & 4 Lands as may be reasonably necessary for the effective and efficient construction, operation and maintenance of Colstrip Units #1 and #2 and related improvements (including, but not limited to, substations, transmission lines, ponds and utilities, but excluding residential housing); provided that such rights and the exercise thereof shall not materially interfere with the construction, operation and maintenance of Colstrip Units #3 and #4 and related improvements (including, but not limited to, substations, transmission lines, ponds, utilities and existing residential housing). Any such grant may be for such compensation (not in excess of the Owners' costs which are equitably allocable to the rights granted) and subject to such reservations, restrictions, conditions and other provisions as may reasonably be required by the Owners.

13. MISCELLANEOUS.

      (a) The headings of the clauses of this Agreement are inserted for convenience of reference only and shall not affect the meaning or construction thereof.

      (b) The singular of any term in this Agreement shall encompass the plural and the plural the singular, unless the context otherwise indicates.

      (c) This Agreement shall be construed in accordance with the laws of the State of Montana, except that Section 9 shall be construed in accordance with the laws of the State of Washington.

      (d) This Agreement shall not be amended except by written instrument executed, acknowledged and delivered by all of the Owners.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts.


                                  THE MONTANA POWER COMPANY

                                  By  /s/ Melvyn M. Ryan
                                      ------------------------------------------
                                  Its Executive Vice President
                                      ------------------------------------------
                                        for Administration
                                      ------------------------------------------

Attest:

/s/ T. O. McElwain
----------------------------------
   Asst. Secretary


                                  PUGET SOUND POWER & LIGHT COMPANY

                                  By  /s/ D. H. Knight
                                      ------------------------------------------
                                  Its Senior Vice President
                                      ------------------------------------------

Attest:

/s/ W. E. Watson
----------------------------------
         Secretary

                                  PUGET COLSTRIP CONSTRUCTION COMPANY

                                  By  /s/ D. H. Knight
                                      ------------------------------------------
                                  Its Senior Vice President
                                      ------------------------------------------

Attest:

/s/ W. E. Watson
----------------------------------
         Secretary


                                  THE WASHINGTON WATER POWER COMPANY

                                  By  /s/ H. W. Harding
                                      ------------------------------------------

Attest:

/s/ L. O. Falk
----------------------------------
         Secretary


                                  PORTLAND GENERAL ELECTRIC COMPANY

                                  By  /s/ Glen E. Bredemier
                                      ------------------------------------------

Attest:

/s/ Warren Hastings
----------------------------------
    Asst. Secretary


                                  PACIFIC POWER & LIGHT COMPANY

                                  By  /s/ R. B. Lisbakken
                                      ------------------------------------------

Attest:

/s/ Sally A. Nofziger
----------------------------------
    Asst. Secretary


                                  BASIN ELECTRIC POWER COOPERATIVE

                                  By
                                      ------------------------------------------

Attest:

----------------------------------
         Secretary

STATE OF MONTANA       )
                       )    ss.
COUNTY OF SILVER BOW   )

      On this 6th day of May, 1981, before me, the undersigned, a Notary Public in and for the State of Montana, personally appeared Melvyn M. Ryan, known to me to be the Executive Vice President of THE MONTANA POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                      /s/ James Walsh
                                      ------------------------------------------
                                      Notary Public in and for the State of
                                      Montana, residing at Butte
                                      My Commission expires 6/26/82

STATE OF WASHINGTON   )
                      )    ss.
COUNTY OF KING        )

      On this 6th day of May, 1981, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared D. H. Knight, known to me to be the Sr. Vice President of PUGET SOUND POWER & LIGHT COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                      /s/ Jeanette Ragsdale
                                      ------------------------------------------
                                      Notary Public in and for the State of
                                      Washington, residing at Seattle
                                      My Commission expires August 1, 1981

STATE OF WASHINGTON   )
                      )    ss.
COUNTY OF KING        )

      On this 6th day of May, 1981, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared D. H. Knight, known to me to be the Sr. Vice President of PUGET COLSTRIP CONSTRUCTION COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                      /s/ Jeanette Ragsdale
                                      ------------------------------------------
                                      Notary Public in and for the State of
                                      Washington, residing at Seattle
                                      My Commission expires August 1, 1981

STATE OF WASHINGTON   )
                      )    ss.
COUNTY OF             )

      On this 6th day of May, 1981, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared H. W. Harding, known to me to be the Vice President of THE WASHINGTON WATER POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                      /s/ Lois L. Loveridge
                                      ------------------------------------------
                                      Notary Public in and for the State of
                                      Washington, residing at Spokane
                                      My Commission expires October 17, 1982

STATE OF OREGON        )
                       )  ss.
COUNTY OF              )

      On this 6th day of May, 1981, before me, the undersigned, a Notary Public in and for the State of Oregon, personally appeared Glen E. Bredemeier, known to me to be the Vice President of PORTLAND GENERAL ELECTRIC COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                      /s/ Shirley A. Kushner
                                      ------------------------------------------
                                      Notary Public in and for the State of
                                      Oregon, residing at Portland, OR
                                      My Commission expires 9/27/84

STATE OF OREGON        )
                       )  ss.
COUNTY OF              )

      On this 6th day of May, 1981, before me, the undersigned, a Notary Public in and for the State of Oregon, personally appeared R. B. Lisbakken, known to me to be the Vice President of PACIFIC POWER AND LIGHT COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                      /s/ Hilda V. Hambach
                                      ------------------------------------------
                                      Notary Public in and for the State of
                                      Oregon, residing at Portland, Oregon
                                      My Commission expires September 28, 1982

STATE OF NORTH DAKOTA   )
                        ) ss.
COUNTY OF               )

      On this ______ day of ____________, ___, before me, the undersigned, a Notary Public in and for the State of North Dakota, personally appeared __________________________, known to me to be the _______________________ of
BASIN ELECTRIC POWER COOPERATIVE and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                        -------------------------------------
                                        Notary Public in and for the State of
                                        North Dakota, residing at ______________
                                        My Commission expires __________________

                                                     Page 1 of 1
                                                     Exhibit A
                                                     Common Facilities Agreement
                                                     Colstrip Units #1, #2, #3
                                                            and #4

                               COMMON FACILITIES

                                           Portion of Cost   Portion of Cost
                                            Allocated to      Allocated to
Facility Description                        Units #1 & #2     Units #3 & #4
--------------------                       ---------------   ---------------
A.  Miscellaneous Facilities
    Sewer System                                .3186             .6814
    Fire Protection Connections                 .95               .05
    Garage/Warehouse                            .3186             .6814
    Meteorological Structure                    .3186             .6814
    Air Quality Monitoring Programs
      (Excluding Indian Reservation
      Monitoring)                               .3186             .6814
    Coal Handling Crew Facilities               .3186             .6814
    Marine Equipment                            .3186             .6814
    Diesel Fuel Storage                         .3186             .6814
    Gasoline Storage                            .3186             .6814
    115 kV Start-up Transmission Line           .3186             .6814

B.  Drainage and Runoff Retention
    Secondary Sediments Retention               .3186             .6814

C.  Intake Water System
    Intake Canal & Structure                    .3186             .6814
    Pumps (Excluding Labor)                     .6372             .3628
    Other Mechanical (Excluding Pumps
      but Including Labor)
      & Electrical Equipment                    .4779             .5221

D.  Coal Handling Facilities
    Concrete Tunnel                             .500              .500
    Receiving Hoppers                           .500              .500
    Conveyor No. 6                              .714              .286

E.   Surge Pond
     Entire Pond & Structure                    .3186             .6814
     Mechanical & Electrical Equipment          .6372             .3628
     Cutoff Wall No. 1                          .3186             .6814
     Cutoff Wall No. 2                          .3186             .6814

F.   All Land Described
     in Exhibit B Hereto                        .3186             .6814

                                 [MAP OMITTED]

                                 [MAP OMITTED]

                                 [MAP OMITTED]

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      On this 30 day of June 1998, before me, the undersigned Notary Public in and for the State of Oregon personally appeared Walter E. Pollock, known to me to be the Senior Vice President of PORTLAND GENERAL ELECTRIC COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


-----------------------------------        /s/ Karen J. Lewis
[SEAL]    OFFICIAL SEAL                    -------------------------------------
          KAREN J. LEWIS                   Notary Public for the State of Oregon
      NOTARY PUBLIC - OREGON               Residing at Portland Oregon
       COMMISSION NO.038820                My Commission expires 10/20/98
MY COMMISSION EXPIRES OCT 20, 1998
-----------------------------------

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      On this __ day of _____________, 1998, before me. the undersigned Notary Public in and for the State of Montana, personally appeared
___________________________ known to me to be the
_____________________________ of PACIFIC POWER & LIGHT COMPANY, now PACIFICORP and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                           -------------------------------------
                                           Notary Public for the State of Oregon
                                           Residing at _________________________
                                           My Commission expires _______________